                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   ESAT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                   ESAT, INC.
                      10 UNIVERSAL CITY PLAZA, SUITE 1130
                            UNIVERSAL CITY, CA 91608


                                                                 August __, 2000


Dear Fellow Shareholder:


     You are cordially invited to attend the Annual Meeting of Shareholders of eSat, Inc. scheduled for Friday, September 1, 2000, at The Sheraton Universal Hotel, 333 Universal Terrace Parkway, Universal City, California, 91608, at 2:00 p.m. PDT.


     Please review the enclosed Notice of Meeting and Proxy Statement, which describe the matters to be acted upon at the meeting. To ensure that your shares are represented at the meeting, we strongly encourage you to sign, date and mail the proxy card in the enclosed envelope. The proxy card should be completed and mailed even if you plan to attend the meeting.

     On behalf of the board of directors, thank you for your continued support. We look forward to your participation.

                                          Sincerely,

                                          Michael C. Palmer
                                          Chief Executive Officer

                                   ESAT, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

Date:   Friday, September 1, 2000
Time:   2:00 p.m. PDT
Place:  The Sheraton Universal Hotel
       333 Universal Terrace Parkway
       Universal City, California 91608

     Matters to be voted on:


     - Election of six directors for one-year terms.


     - Amendment to our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

     - Amendment to our 1997 Stock Option and Stock Bonus Plan to increase the number of shares of common stock reserved for issuance upon exercise of options from 1,200,000 shares to 7,850,000 shares.

     - Approval of 2000 Stock Option Plan.

     - Ratification of the appointment of Carpenter, Kuhen & Sprayberry as independent auditors for 2000.

     You have the right to receive this notice and vote at the Annual Meeting if you were a shareholder of record at the close of business on July 28, 2000. Please remember that your shares cannot be voted unless you sign and return the enclosed proxy card, vote in person at the Annual Meeting, or make other arrangement to vote your shares.

                                          For the board of directors,

                                          Michael C. Palmer
                                          Chief Executive Officer and Secretary


August __, 2000

                              2000 PROXY STATEMENT

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................    1
Solicitation of Proxies.....................................    1
Voting......................................................    1
Election of Directors (Item No. 1)..........................    2
  Information About the Nominees............................    2
  The Board of Directors....................................    3
Security Ownership..........................................    5
Executive Compensation......................................    6
  Board of Directors Report.................................    6
  Comparison of Cumulative Total Shareholder Return.........    9
  Executive Compensation Tables.............................   10
Certain Transactions........................................   13
Section 16(a) Beneficial Ownership Reporting Compliance.....   15
Proposed Amendment of Articles of Incorporation (Item No.
  2)........................................................   15
Proposed Amendment of 1997 Stock Option Plan (Item No. 3)...   16
Proposed 2000 Stock Option Plan (Item No. 4)................   16
Independent Auditors (Item No. 5)...........................   19
Other Business..............................................   19
Appendix A -- Certificate of Amendment......................  A-1
Appendix B -- 2000 Stock Option Plan........................  B-1


     Copies of this proxy statement and eSat's Annual Report to Shareholders, which includes its Annual Report on Form 10-K, are available to shareholders at no charge upon request directed to:

                                   eSat, Inc.
                              Corporate Relations
                      10 Universal City Plaza, Suite 1130
                            Universal City, CA 91608
                            Telephone: 818-464-2670
                           Internet: www.esatinc.com
                                  818-464-2799

                              GENERAL INFORMATION

PROXY STATEMENT

     The board of directors of eSat is soliciting proxies to obtain support for the proposals to be voted on at the annual meeting of our shareholders scheduled for September 1, 2000. The matters to be voted upon are the following: election of the directors for one-year terms; amendment to our articles of incorporation to increase the authorized common stock to 100,000,000; amendment of our 1997 Stock Option and Stock Bonus Plan (the "Stock Option Plan") to increase the number of shares of our common stock reserved for issuance under the plan to 7,850,000; approval of our 2000 Stock Option Plan; and ratification of the appointment of Carpenter, Kuhen & Sprayberry as independent auditors for 2000 and any other business that may properly come before the meeting.


     Whenever we refer in this Proxy Statement to the Annual Meeting, we are also referring to any meeting that results from an adjournment of the Annual Meeting. We are first mailing this Proxy Statement and related proxy card to our shareholders on or about August 14, 2000.



     We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy. To assist you in deciding how to vote, this Proxy Statement includes information about eSat Inc., its officers, nominees for directors, and other matters related to the proposals to be voted on at the Annual Meeting. In addition, a performance graph showing eSat's performance over an eight month period is included on page 11.


                            SOLICITATION OF PROXIES

THE PROXY CARD

     If you execute the attached proxy card, the individuals designated on the card (Michael C. Palmer and Chester L. Noblett, Jr.) will vote your shares according to your instructions. With respect to Item 1 (the election of directors), you may vote in favor of the director nominees or, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more particular nominees. With respect to Items 2 through 5, you may vote in favor of, against, or abstain from voting on the proposal.


     If a proxy card is signed without choices specified, those shares will be voted for the election of the director nominees and in favor of Items 2, 3, 4 and 5. If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy, or by attending the Annual Meeting and voting your shares in person.


COSTS OF SOLICITING PROXIES


     We will pay the cost of soliciting proxies. Proxies are being solicited by mail and may be solicited by telephone, telegram, facsimile, or in person by employees of the company, who will not receive additional compensation for any such solicitation. The company will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in sending proxy material to the beneficial owners of voting securities.


                                     VOTING

SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of common stock, Series C 6% Convertible Preferred Stock and Series D 6% Convertible Preferred Stock at the close of business on July 28, 2000, will be entitled to vote at the Annual Meeting. As of such date, approximately 22 million shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. In addition, holders of our Series C Preferred Stock and Series D Preferred Stock are entitled to a total of approximately 5 million votes based on the conversion ratio in effect on July 28, 2000 (the record date).

     All of our Series A 12% Convertible Preferred Stock has been converted to common stock. All of our Series B 12% Convertible Preferred Stock has been cancelled by mutual agreement.

QUORUM AND VOTE NECESSARY TO ADOPT PROPOSALS


     In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the entirety of the meeting. [THE AFFIRMATIVE VOTE OF AT LEAST A PLURALITY OF THE AGGREGATE NUMBER OF VOTES REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IS REQUIRED TO ELECT DIRECTORS. THAT MEANS THAT THE FIVE INDIVIDUALS RECEIVING THE LARGEST NUMBER OF VOTES CAST WILL BE ELECTED AS DIRECTORS, WHETHER OR NOT THEY RECEIVE A MAJORITY OF THE VOTES CAST.] The affirmative vote of a majority of the votes entitled to be cast which are represented at the Annual Meeting is required for the election of directors, for approval of Items 3, 4 and 5 and any matters that are presented at the meeting other than Item 2. The affirmative vote of an absolute majority of the votes entitled to be cast at the Annual Meeting is required for the approval of Item
2. Holders of common stock, Series C Preferred Stock and Series D preferred Stock will vote together on all matters as a single class.


                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)


     The number of directors of eSat has been expanded to six as of the record date. To be elected, each director must receive the affirmative vote of a majority of the shares represented at the meeting.


     All directors who were elected in 1999 were elected for one-year terms or until their successors were qualified and appointed. All 2000 nominees have been nominated for one-year terms ending at the annual meeting in 2001.

     Although the management of eSat has no reason to believe that any of the nominees will be unable to serve, if such situation should arise prior to the meeting, replacement(s) will be named.

     Information regarding each nominee, including principal occupation during the past five years and other directorships, is provided on the succeeding pages.

INFORMATION ABOUT THE NOMINEES

     Michael C. Palmer (age 50). Mr. Palmer has been the Chief Executive Officer, President and Secretary and a director of the company since April 1999. Mr. Palmer held the position of Chief Financial Officer from November 1998 to March 1999 and has been affiliated with the company since December 1997. From 1978 through March 2000, Mr. Palmer was a partner of Parks, Palmer, Turner and Yemenidjian, a firm of certified public accountants. Mr. Palmer served as a director of Western Waste Industries (NYSE: WW) from July 1995 to May 1996. He received a B.S. degree in Business Administration in 1972 and an M.S. degree in Business Taxation in 1975 from the University of Southern California.


     Chester L. Noblett, Jr. (age 55). Mr. Noblett has been Chairman of the Board since April 1999 and a Director since June 1997. He was Chief Operating Officer from June 1997 until December 1999. He served briefly as interim Chief Financial Officer in January and February 2000. From 1990 to 1996, Mr. Noblett was employed as the chief executive officer for Tradom International, a subsidiary of Asahi Shouian, Inc., an international food brokerage company. From 1975 to 1990, he was chief executive officer of C. Noblett & Associates, a food brokerage company. Mr. Noblett is also president and a director of Cyber Village Network, a computer software company. Mr. Noblett received a B.S. degree in Business Administration from the University of Southern California in 1971.

     Salvator Piraino (age 71). Mr. Piraino has been a director of the company since December 1997. From September 1992 to the present, Mr. Piraino has operated Management and Technical Services, a management consultant firm providing management, engineering and manufacturing expertise to a number of small companies. From 1974 to 1992, Mr. Piraino was employed as a director, program manager, product line manager and assistant division manager for Hughes Aircraft Company. Mr. Piraino received a B.E. degree in Engineering from Loyola University in 1950.

     Edward Raymund (age 71). Mr. Raymund was appointed a director to the company in May 2000. Mr. Raymund is founder and chairman emeritus of Tech Data Corp., a Fortune 500 company and leading global provider of IT products, logistics management and other value-added services. Mr. Raymund serves as a director on Tech Data's Board. He is also chairman of the University of Southern California supply chain management board of directors and is a member of the advisory boards for the Mission Hospital Regional Medical Center and the University of Southern California Business School. In 1997, Mr. Raymund was named an initial inductee in Computer Reseller News's Industry Hall of Fame. Prior to incorporating Tech Data in 1973, Mr. Raymund worked as a contract representative for several leading electronics manufacturers. Mr. Raymund holds a Bachelor's Degree in Business Administration with an emphasis in Finance from the University of Southern California.

     Esther Rodriguez (age 58). Ms. Rodriguez has been a director of the company since July 2000. From 1996 to the present. Ms. Rodriguez has served as chief executive officer of Rodriguez Consulting Group, a consulting firm advising client companies in the cable and satellite technologies industry. From 1987 to 1996, Ms. Rodriguez served in various positions at General Instrument (GI), including vice president of worldwide business development for commercial, educational and private networks; vice president of DBS services; and vice president and general manager of GI's Satellite Video Center, a subsidiary which was the first to offer satellite pay-per-view television. Ms. Rodriguez is a member of the board of directors of both NTN Communications, Inc. and Quorum, Ltd. Ms. Rodriguez was educated in Cuba.


     James E. Fuchs (age 72). Mr. Fuchs has been a director of the company since July 2000. Mr. Fuchs is chairman and co-chief executive officer of the Consumer Group, Inc., a corporation structured to utilize its marketing, sales, finance and consulting expertise for various ventures. Mr. Fuchs is also chairman and chief executive officer of Grenfox Group, Inc., a company involved in the development and production of environmentally friendly inks and related coating products. Prior to these posts, Mr. Fuchs was chairman and chief executive officer of Integrated Human Solutions, an international human resources and consulting firm, and held executive positions with the National Broadcasting Company, Curtis Publishing Company, the Mutual Broadcasting Systems, Mutual Sports, Inc. and Culligan Communications, Inc. Mr. Fuchs is a member of the board of directors of Fountain Pharmaceuticals, Inc. and Alternate Care, Inc. Mr. Fuchs is a graduate of Yale University.


THE BOARD OF DIRECTORS

  Composition of the Board of Directors

     eSat is governed by a board of directors and one committee of the board that meet throughout the year. The only standing committee of the board is the Audit Committee on which Mr. Piraino is presently the sole member. All other matters (including nominating and executive compensation) are approved by the board acting as a committee of the whole. eSat's by-laws call for a board of directors consisting of from one to nine members. The board presently consists of six members. Consideration is being given to expanding the size of the board to at least seven members later in 2000. Whether or not the size of the board is expanded, we expect that the composition of the Audit Committee will be expanded in 2000.

  Attendance At Meetings

     During 1999, the board of directors held four meetings and acted pursuant to 14 actions by unanimous written consent without a meeting. In addition, the Audit Committee met twice. The directors (as a group) attended 100% of the meetings of the board and board committees on which they served.

  Compensation of Directors

     Each non-employee director receives a payment of $500 for each board meeting attended and an annual option grant to purchase 20,000 shares at market value. All directors are entitled to reimbursement for expenses of traveling to and from board meetings, and any other out-of-pocket expenses incurred on behalf of the company.

     Mr. Piraino, who serves as the Audit Committee, receives a payment of $500 per month for his services. This compensation commenced in September, 1998.

     Prior to the merger with Technology Guardian, Inc. ("TGI"), Mr. Piraino was granted 25,000 shares of common stock as compensation for serving on the board of directors.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
OFFICERS

     Common Stock. The following table sets forth, as of July 28, 2000, the ownership of our common stock by

     - each director and named executive officer of the company,

     - all named executive officers and directors of the company as a group, and

     - all persons known by us to beneficially own more than 5% of our common stock.

                                                               AMOUNT AND
                                                               NATURE OF       PERCENT OF
                                                               BENEFICIAL     TOTAL SHARES
            NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP(1)    AND OPTIONS
            ------------------------------------              ------------    ------------
David B. Coulter(2).........................................   2,500,000         10.69%
  15555 Huntington Village Lane, #239
  Building 9
  Huntington Beach, CA 92647
Chester (Chet) L. Noblett Jr.(3)............................   2,737,097         11.83%
  16520 Harbor Boulevard, Bldg. G
  Fountain Valley, California 92708
Salvator Piraino(4).........................................     161,103             *
  16520 Harbor Boulevard, Bldg. G
  Fountain Valley, California 92708
Gary Pan(5).................................................      45,000             *
  16520 Harbor Boulevard, Bldg. G
  Fountain Valley, California 92708
Jim Mack(6).................................................      62,311             *
  16520 Harbor Boulevard, Bldg. G
  Fountain Valley, California 92708
Michael C. Palmer(7)........................................   1,370,000          5.95%
  10 Universal City Plaza, Suite 1130
  Universal City, California 91608
Richard Elliot..............................................   2,062,500          9.20%
  10 Universal City Plaza, Suite 1130
  Universal City, California 91608
Steven A. Tulk..............................................         400             *
  10 Universal City Plaza, Suite 1130
  Universal City, California 91608
Directors and Named Executive Officers as a group...........   8,938,411         34.56%

---------------
 *  Less than one percent.

(1) Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes options to purchase 1,500,000 shares of the company's common stock at $3.00 per share for a period of five years from August 22, 1998.

(3) Includes options to purchase: (i) 262,802 shares of the company's common stock at $0.7168 per share for a period of five years from date of grant (August 8, 1998); (ii) 333,000 shares of the company's common stock at $3.00 per share for a period of five years from date of grant (October 7, 1998);
    (iii) 300,000 shares of the company's common stock at $3.00 per share for a period of five years from date of grant (September 15, 1998); and (iv) warrants to purchase 350,000 shares of the company's common stock at $2.40 per share for a period of five years from date of grant (June 9, 1998).

(4) Includes options to purchase: (i) 16,103 shares of the company's common stock at $0.7168 per share for a period of five years from date of grant (August 31, 1998); (ii) 20,000 shares of the company's common stock at $5.50 per share for a period of five years from date of grant (September 30, 1999); and (iii) 25,000 shares of the company's common stock at $4.00 per share for a period of five years from date of grant (February 9, 1999).

(5) Includes options to purchase: (i) 20,000 shares of the company's common stock at $17.41 per share for a period of five years from date of grant (September 30, 1999) and (ii) 25,000 shares of the company's common stock at $4.00 per share for a period of five years from date of grant (February 9, 1999).

(6) Includes options to purchase: 4,294 shares of the company's common stock at $0.7168 per share for a period of five years from date of grant (August 31, 1998).

(7) Includes options to purchase: (i) 1,000,000 shares of the company's common stock at $3.00 per share for a period of five years from date of grant (November 1, 1999); (ii) 100,000 shares of the company's common stock at $9.25 per share for a period of five years from date of grant (November 28, 1998); and (iii) 25,000 shares of the company's common stock at $4.00 per share for a period of five years from date of grant (February 9, 1999).


     Preferred Stock. The following table sets forth information regarding the beneficial ownership of our voting preferred stock as of the record date:



                                          NAME AND ADDRESS             NUMBER OF SHARES     PERCENT
             CLASS                      OF BENEFICIAL OWNER           BENEFICIALLY OWNED    OF CLASS
             -----                      -------------------           ------------------    --------
Series C........................  Wentworth, LLC Corporate Center           50,000            100%
  6% Convertible Preferred(1)     West Bay Road Grand Cayman
Series D........................  Wentworth, LLC Corporate Center           75,000            100%
  6% Convertible Preferred(1)     West Bay Road Grand Cayman


---------------
(1) All of the above preferred stock is convertible into common stock immediately; provided however, that no conversion may occur if, after conversion, the holder would be deemed beneficial owner of more than 4.99% of the company's then outstanding common stock.

                             EXECUTIVE COMPENSATION

BOARD OF DIRECTORS REPORT

     The board of directors of eSat acts as the compensation committee and has issued the following report for the fiscal year ended December 31, 1999.

  Responsibilities of the Board

     The board is responsible for developing and administering the compensation policies and practices for eSat and determining the compensation for the Chief Executive Officer and approving or ratifying the compensation of the other executive officers as recommended by the Chief Executive Officer.

  Compensation Philosophy and Guiding Principles

     Our executive compensation policies and practices are designed to provide a competitive compensation program that effectively aligns executive compensation with our mission, business strategy, and values. The board believes that implementing these policies and practices will allow us to attract, motivate, retain, and reward key executives who have the skills, experience and talents required to promote our short- and long-term performance and growth.

     The executive compensation program is based on the following pay-for-performance guiding principles:

     - attract, retain, reward and motivate highly talented employees;

     - provide incentives for achieving specific corporate earnings and return goals, as well as market-related goals necessary to build shareholder value over time; and

     - align the interests of executives with the interests of our shareholders by basing a significant portion of compensation upon the company's performance.

     To achieve these objectives, our compensation philosophy and programs:

     - reward executives based on the achievement of financial and other performance measures;

     - place a significant portion of total compensation "at-risk" through incentive awards that are directly linked to company performance and shareholder returns; and

     - encourage significant employee ownership of the company's common stock.

     The board considers each of these principles as it administers and implements the program.

  Compensation Components

     eSat compensation programs reflect its commitment to fostering a "pay for performance" culture by aligning the interests of employees with those of the shareholders. As a result, the company has emphasized long-term, incentive-based variable compensation. The basic elements of eSat's executive compensation package are base salary, cash bonuses and long-term incentives. The board's policies with respect to each of these elements are discussed below.

  Base Salary

     It is the company's compensation policy to set base salaries at competitive market rates to ensure that the company attracts and retains the superior executive talent necessary for successful operation of the company's business. Individual base compensation decisions take into consideration the factors described above.

     The base salary of the Chief Executive Officer is established through negotiations between the board and Mr. Palmer. See "Executive Compensation Table." Base salaries for each of the other named executive officers were established through negotiations between Mr. Palmer and each named executive officer and approved or ratified by the board.

     In setting Mr. Palmer's annual salary and target incentive compensation for 1999, the board considered numerous factors, including Mr. Palmer's management and financial skills and his unique role in reorienting the company's focus toward the satellite and wireless Internet service business.

  Cash Bonuses

     Bonus compensation for executive officers is subject to award on a discretionary basis by the board. Historically, the company has not paid cash bonuses.

  Long-Term Incentives

     Our executives are encouraged to own shares of our common stock, thereby aligning the interests of management with those of shareholders and tying a significant portion of executive compensation to long-term market performance. The vesting schedules for stock options are set by the board. All options granted to executive officers have had an exercise price greater than or equal to the fair market value at the time of grant. The board has granted stock options to Mr. Palmer in order to provide him with an additional incentive to promote the success of the company. The board believes that the use of stock options to provide incentive compensation to Mr. Palmer is appropriate and advisable since stock options further align his compensation with public shareholders' interests while minimizing the use of cash resources.

     In order to preserve the effectiveness of the Stock Option Plan as an incentive for executive performance, the board is seeking shareholder approval of an increase in the aggregate number of shares which may be issued upon exercise of all options under the Stock Option Plan. The proposed amendment to the Stock Option Plan is further described in Item 3.

  Tax Issues

     For 1999 and later years, the board intends to seek to structure executive compensation arrangements to preserve the deductibility of named executive officer compensation under applicable federal and state income tax laws while also taking into account the need to provide appropriate incentives to our key executives. Where practicable, it is the policy of the board to establish compensation practices that are both cost-efficient from a tax standpoint and effective as a compensation program. The board also considers it important to be able to utilize the full range of incentive compensation, even though some compensation may not be fully deductible.

                                          By the board of directors:

                                          Chester L. Noblett, Jr. (Chair)
                                          Michael C. Palmer
                                          Salvator Piraino

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN


     The performance graph below shows eSat's total return on common stock compared to the PSE High Technology Index and the Inter@ctive Week Internet Index over the approximately eight month period beginning December 1, 1999 and ending July 28, 2000. The results are based on an assumed $100 invested on December 1, 1999.

                              [PERFORMANCE GRAPH]

                                                                            INTER@CTIVE WEEK INTERNET      PSE HIGH TECHNOLOGY
                                                       ESAT, INC.                     INDEX                       INDEX
                                                       ----------           -------------------------      -------------------
12/1/99                                                 100.0000                    100.0000                    100.0000
12/31/99                                                125.0000                    128.5840                    126.1680
1/31/00                                                 156.2500                    119.7130                    123.4330
2/29/00                                                 128.1250                    140.9120                    151.5860
3/31/00                                                 101.5630                    139.3730                    150.8220
4/30/00                                                  62.5000                    114.8820                    141.2210
5/31/00                                                  54.6875                     94.4854                    129.0960
6/30/00                                                  50.7800                    111.0810                    142.9590
7/28/00                                                  42.9700                    105.9250                    130.2950


              DATE                12/1/99   12/31/99     1/31/00     2/29/00     3/31/00     4/30/00     5/31/00     6/30/00
              ----                -------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
eSat, Inc. .....................  $100.00   $     125   $  156.25   $ 128.125   $101.5625   $    62.5   $ 54.6875   $   50.78
Inter@ctive Week Internet
 Index..........................   100.00    128.5842    119.7125    140.9118    139.3734    114.8819    94.48543    111.0807
PSE High Technology Index.......   100.00    126.1675    123.4328    151.5861    150.8216    141.2208    129.0956    142.9588

                                                8-MONTH
                                               ANNUALIZED
              DATE                 7/28/00    TOTAL RETURN
              ----                ---------   ------------
eSat, Inc. .....................  $   42.97      (98.4)%
Inter@ctive Week Internet
 Index..........................    105.925        8.9%
PSE High Technology Index.......   130.2949       45.5%


---------------

Source: Yahoo Finance



     There can be no assurance that the company's stock performance will continue into the future with the same or similar trends depicted in the graph. eSat does not make or endorse any predictions as to future performance of its stock. The performance graph above shall not be deemed incorporated by reference into any other public filing, unless the company specifically incorporates such graph by reference.

EXECUTIVE COMPENSATION TABLES

     The following table sets forth information concerning the compensation we paid to our Chief Executive Officer, each of the four most highly compensated executive officers that earned more than $100,000 during 1999, and two additional executive officers who would have been included in the four had they been serving as executive officers in 1999.


                                                                                 LONG TERM
                                                                               COMPENSATION
                                                                          -----------------------
                                                                                  AWARDS
                                         ANNUAL COMPENSATION              -----------------------
                              -----------------------------------------   RESTRICTED   SECURITIES
                                                           OTHER ANNUAL     STOCK      UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY      BONUS    COMPENSATION     AWARDS      OPTIONS      COMPENSATION
---------------------------   ----   --------    -------   ------------   ----------   ----------    ------------
Michael C. Palmer(1)........  1999   $455,913    $           $87,500                   1,625,000
  President, Chief Executive  1998     10,780                                            100,000
  Officer and Secretary       1997
Chester L. Noblett, Jr. ....  1999    178,936(2)                                         300,000
  Chief Operating Officer     1998    114,750                 48,750                   1,095,802
                              1997
Mark McMillan(3)............  1999     87,500                                            500,000(4)
                              1998
                              1997
James Mack(5)...............  1999    120,625
                              1998     18,750     35,000                                 300,000(6)
                              1997
David Coulter*(7)...........  1999     51,854                 50,000                   1,500,000
  Former President            1998    166,407                 56,250                   3,535,890(8)
                              1997
Steven A. Tulk..............  2000           (9)  50,000                                 350,000
  Senior Vice President,
  Business Development
Richard Elliot..............  2000           (10)
  Senior Vice President


---------------

  * Please see Certain transactions, below, and Note 8(e) to the Financial Statements (in the Form 10-K, which accompanies this proxy statement) regarding the cancellation of Mr. Coulter's options in March, 1999.



 (1) In 1999, Mr. Palmer was an employee of Parks Palmer Turner & Yemenidjian, a firm of certified public accountants and was paid for his services through that firm through October 1999. Effective November 1999, the company paid Vantage Capital, Inc. ("VCI") $25,000 per month for Mr. Palmer's services pursuant to a consulting agreement. Mr. Palmer is the sole owner of VCI. In addition, VCI received warrants to purchase 600,000 shares of common stock as part of the consulting arrangement. Those warrants are not exercisable until after December 31, 2000. See "Certain transactions" for additional information.


 (2) Includes back pay of $55,417 earned in 1999 and paid in January 2000.

 (3) Mr. McMillan joined us in May 1999, with a base salary of $150,000 per year. Additionally, he received a $250,000 mortgage loan from the company. Mr. McMillan left the company in April 2000.


 (4) All of these options were canceled in 2000 pursuant to their terms.


 (5) Mr. Mack joined us in September 1998 and subsequently left in February
     2000.

 (6) 225,000 of these options were subsequently canceled pursuant to their terms.

 (7) Mr. Coulter left the company in May 1999. After leaving the company he was paid $170,000 in 1999 and $90,000 in 2000. See "Certain transactions."

 (8) All of these options were subsequently canceled in 1999 pursuant to a Settlement Agreement as described in "Certain transactions."

 (9) Mr. Tulk joined us in January 2000, with a base salary of $150,000.

(10) Mr. Elliot joined us in April 2000, with a base salary of $180,000.

     The company has entered into an employment agreement with Mr. Noblett for a period of five years commencing September 25, 1997. Under the agreement, Mr. Noblett receives a salary of $130,000 per year plus health insurance benefits of $200 per month. The employment agreement includes a cost-of-living increase, plus any other increase which may be determined from time to time in the discretion of the company's board of directors. In addition, Mr. Noblett is provided with a car on such lease terms to be determined by the company, provided that the monthly operating costs (including lease payments) to be paid by the company will not exceed $750.

     We have entered into an employment agreement with Mr. Tulk for a period of five years, commencing January 1, 2000. Under the terms of this agreement, Mr. Tulk receives a minimum base salary of $150,000 per year, and is eligible to earn a performance bonus of up to 100% of his base salary. In addition to receiving a signing bonus of $50,000, Mr. Tulk is also entitled to reimbursement of his relocation expenses, as well as his business-related expenses, under the employment agreement. Further, Mr. Tulk received stock options for 350,000 shares of our stock by the terms of his stock option agreement.

     The company has entered into an employment agreement with Richard Elliot for a period of three years, commencing May 1, 2000. At the end of such term, the agreement will automatically renew for successive one year terms unless either party chooses not to renew the contract. By the terms of the agreement, Mr. Elliot receives a base salary of $180,000 per year, and is eligible to receive performance-based bonus compensation. Under the agreement, Mr. Elliot's salary will be reviewed annually (or more frequently) by our Board of Directors. The employment agreement includes company health insurance coverage and reimbursement of normal business-related expenses. In addition, Mr. Elliot is entitled to receive paid vacation and sick time, as well as paid time during which he may attend professional conferences or seminars. The agreement also provides an automobile allowance of $1400 per month that includes payment of associated automobile insurance. Further, Mr. Elliot's employment agreement allows him to be eligible to receive, together with David Pennells (see below), an aggregate of 1,000,000 options to purchase shares of our stock for allocation to a pool of PacificNet and InterWireless employees. 850,000 of these options have already been allocated to certain employees of those two subsidiaries.

     The company has entered into an employment agreement with David Pennells for a period of three years, commencing May 1, 2000. The agreement will automatically renew for successive one year periods unless either party chooses not to renew the contract. Mr. Pennells, by the terms of the agreement, receives a base salary of $150,000 per year, and is eligible to receive performance-based bonus compensation. Under the agreement, Mr. Pennells' salary will be reviewed on an annual basis (or more frequently) by our Board of Directors. The employment agreement includes company health insurance coverage and reimbursement of normal business-related expenses. In addition, Mr. Pennells is entitled to receive paid vacation and sick time, as well as paid time during which he may attend professional conferences or seminars. The agreement also provides an automobile allowance of $1400 per month that includes payment of associated automobile insurance. Further, Mr. Pennells' employment agreement allows him to be eligible to receive, together with Richard Elliot (see above), an aggregate of 1,000,000 options to purchase shares of our stock for allocation to a pool of PacificNet and InterWireless employees. 850,000 of these options have already been allocated to certain employees of those two subsidiaries.

     We have entered into an employment agreement with Leon Shpilsky for a period of three years, commencing May 8, 2000. The agreement will automatically renew for successive one year periods, provided neither party chooses not to renew the contract. Mr. Shpilsky, by the terms of the agreement, receives a base salary of $125,000 per year, and is eligible to receive performance-based compensation. Under the agreement, Mr. Shpilsky may also receive a salary adjustment under certain conditions while he is based in Western Europe. The employment agreement includes company health insurance coverage and reimbursement of normal business-related expenses. In addition, Mr. Shpilsky is entitled to receive paid vacation and sick time, as well as paid time during which he may attend professional conferences or seminars. The agreement also provides a monthly automobile expense allowance that includes payment of automobile insurance and associated expenses. Further, Mr. Shpilsky is entitled to receive compensation for relocation expenses. The employment agreement also grants to Mr. Shpilsky 300,000 stock options for shares of our company's common stock.

OPTION GRANTS IN FISCAL YEAR 1999


                                             INDIVIDUAL
                                               GRANTS
                                             PERCENT OF                                           POTENTIAL REALIZABLE
                                               TOTAL                                                VALUE AT ASSUMED
                                              OPTIONS                                             ANNUAL RATES OF STOCK
                               NUMBER OF     GRANTED TO      MARKET                              PRICE APPRECIATION FOR
                                 SHARES      EMPLOYEES     EXERCISE OF   PRICE ON                      OPTION TERM
                               UNDERLYING    IN FISCAL     BASE PRICE    DATE OF    EXPIRATION   -----------------------
            NAME                OPTIONS         YEAR         ($/SH)       GRANT        DATE        5%($)       10%($)
            ----               ----------   ------------   -----------   --------   ----------   ---------   -----------
Michael C. Palmer(1).........     25,000         0.6%        $  4.00      $4.00        2/9/04    $ 27,750    $   61,000
Michael C. Palmer(1).........  1,000,000        23.5            3.00       3.00      10/30/04     830,000     1,800,000
Chester L. Noblett, Jr.......    300,000         7.1            3.00       3.00        2/9/04     249,000       540,000
Mark McMillan(2).............    500,000        11.8          13.125                  5/17/04
David Coulter(2).............  1,500,000(3)     35.3            3.00                  8/22/03


---------------
(1) Excludes an aggregate of 600,000 warrants granted to VCI in 1999. VCI is controlled by Mr. Palmer.

(2) Messrs. Coulter and McMillan have left the company.

(3) Issued in the form of a warrant.

OPTIONS EXERCISED IN FISCAL YEAR 1999


                                                       NUMBER OF SHARES             DOLLAR VALUE
                               SHARES     VALUE     -----------------------   ------------------------
            NAME              ACQUIRED   REALIZED   EXERCISABLE     UNEX      EXERCISABLE      UNEX
            ----              --------   --------   -----------   ---------   -----------   ----------
Michael C. Palmer...........       --          --      725,000    1,000,000   $  137,500    $2,000,000
Chester L. Noblett, Jr......  159,547    $757,848    1,245,802           --    3,301,634            --
Mark McMillan(1)............       --          --           --      500,000           --            --
James Mack(1)...............       --          --      100,000      200,000      200,000       400,000


---------------
(1) Messrs. McMillan and Mack have left the company.


DESCRIPTION OF 1997 STOCK OPTION AND STOCK BONUS PLAN



     The company's 1997 Stock Option and Stock Bonus Plan ("1997 Plan") was adopted by the board of directors and approved by the shareholders in December 1997. It authorized and reserved an aggregate of 1,200,000 shares of common stock for issuance upon exercise of grants under the 1997 Plan. In July 2000, subject to the approval of the shareholders, the board of directors increased the number of authorized shares to be reserved under the 1997 Plan to 7,850,000 in order to cover grants that had been made. The board does not plan to make any further grants under the 1997 Plan and all future grants will be made under the company's 2000 Stock Option Plan described in Item 4 below.



     The 1997 Plan is administered by the board of directors. Persons eligible to participate in the 1997 Plan include employees, officers, directors of and consultants to the company. In determining persons to whom grants are to be made and the number of shares to be covered, the board takes into account the duties of the respective persons, their present and potential contributions to the success of the company, and such other factors as it deems relevant to accomplish the purposes of the 1997 Plan. With respect to persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), transactions under the 1997 Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. Options granted which would subject a recipient to liability under Section 16(b) of the Exchange Act are void ab initio as if never granted.


     The types of grants available under the 1997 Plan include Incentive Stock Options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), Nonqualified Stock Options and Stock Bonuses.

     Grants of options or bonuses under the 1997 Plan may include such vesting schedules and other restrictions as the board of directors deems appropriate. The exercise price for any Incentive Stock Option shall be not less than 100% of the fair market value of the company's stock on the date of grant. The exercise price for Nonqualified Stock Options shall be not less than 85% of the fair market value on the date of grant. Options granted under the 1997 Plan are not transferable other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order.

     Options and bonuses may be granted under the 1997 Plan from time to time until December 9, 2007. Except as described above, the board does not intend to use the 1997 Plan after approval by the shareholders of the 2000 Stock Option Plan.

     1997 Plan Benefits. After approval of the 2000 Stock Plan, the board of directors does not expect that there will be any benefits granted under, or received pursuant to, the 1997 Plan by eligible individuals or groups. The options that were awarded under the 1997 Plan during 1999 are summarized in the executive compensation tables on page 12. See, also, the table on page 14 for information about grants of options during 1999 to certain named persons.


                              CERTAIN TRANSACTIONS


     In April 1997, in exchange for the issuance of 849,750 shares of TGI common stock which were converted into company shares in the merger, TGI entered into a settlement agreement among TGI, Cyber Village Network, Inc. ("CVN") and Mr. Noblett in which CVN and Mr. Noblett agreed to release TGI from all potential claims arising from: (i) an Option Agreement, dated August 6, 1997; and, (ii) an agreement entered into among TGI, David Coulter, as TGI's then President, CVN and Mr. Noblett as agent for CVN ("Commission Agreement").

     The Option Agreement granted options to CVN to purchase shares equal to 10% of TGI's issued and outstanding shares in exchange for forgiveness of a $100,000 promissory note held by CVN, as well as the option to purchase shares equal to 30% of TGI's issued and outstanding shares in exchange for $1,200,000. Further, the Option Agreement provided that David Coulter, TGI's former president, had the right to repurchase shares from CVN equal to 15% of TGI's common stock following the exercise of the option by CVN in exchange for $1,200,000. Mr. Coulter offset his obligation to pay CVN $1,200,000 by the $1,200,000 payable to TGI by CVN pursuant to its exercise of options. The Commission Agreement provided that TGI and Mr. Coulter, TGI's then President, would pay Mr. Noblett, as agent for CVN, an amount equal to 6% of the gross proceeds received by TGI from any underwriting arranged by Andrew Glashow and Joe Py, including bridge financing, and subsequently, Mr. Noblett would rebate one-third of aforementioned fees to Mr. Coulter. The Option Agreement was subsequently canceled and the parties released each other from all claims.

     Prior to the issuance of the 1,030,000 shares of TGI's stock as a result of the exercise of the Option Agreement by CVN and the 849,750 shares received in consideration for the Settlement Agreement, for a total of 1,879,750 Shares, Mr. Noblett, as agent for CVN, assigned 1,060,000 shares to certain persons as consideration for loans made to CVN.

     In March 1998 TGI completed payment to Mr. Noblett of a fee in the amount of $100,000 for services provided in assisting TGI with obtaining additional capital.

     In May 1998 Mr. Coulter transferred 379,250 shares of his stock to CVN. Mr. Coulter then canceled 5,414,172 shares of common stock of TGI in connection with the pending private placement of shares of TGI. Of these shares canceled, TGI reissued 125,619 to him in August 1998, prior to completion of the merger with U.S. Connect 1995.

     The cancellation of the Option Agreement was part of the overall consideration given in settling the disputes between Mr. Noblett and Mr. Coulter. A dispute arose between Messrs. Noblett and Coulter with regard to Mr. Noblett's right to purchase 30% of the outstanding stock of TGI. Due to what Mr. Coulter perceived to be the increasing potential of TGI, he did not want TGI to honor TGI's prior commitment to Mr. Noblett. The transactions had no impact on the operations of the company. These transactions only resolved disputed issues between Mr. Noblett and Mr. Coulter. At that point in time, there were fewer than ten stockholders of the company, all of whom were closely associated with the company. Accordingly, there were no public stockholders affected in any way by these transactions.

     In connection with the merger with U.S. Connect 1995, we assumed the obligations of TGI to issue options to purchase 2,000,000 shares of TGI common stock on a pro rata basis to all TGI stockholders as of August 30, 1998, at an exercise price of $0.7168 per share, exercisable for five years from date of grant. In addition, the company assumed the obligations of TGI for options to purchase 1,500,000 shares of TGI common stock to Mr. Coulter, then-President of TGI, and 500,000 shares of TGI common stock to Mr. Noblett, the Vice President and Chief Operating Officer of TGI, at an exercise price of $.7168 per share, exercisable for five years from date of grant. In October 1998 the board of directors authorized the issuance of additional options to purchase 1,000,000 shares of common stock to Mr. Coulter, and 333,333 shares of common stock to Mr. Noblett, at an exercise price of $3.00 per share, exercisable for five years from date of grant subject to the company achieving $30,000,000 in sales in 1999. We did not achieve this level of sales in 1999, and therefore the additional options issued to Mr. Coulter (1,000,000) and Mr. Noblett (333,333) lapsed.

     On March 22, 1999, Mr. Coulter resigned as a director and officer of the company. Pursuant to a resignation agreement, Mr. Coulter agreed to cancel 1,767,769 shares of common stock, reducing the number of shares he holds to 3,000,000 shares of common stock. By contract, the 3,000,000 shares retained by Mr. Coulter are nonvoting. In addition, Mr. Coulter agreed to cancel all options held by him to purchase 3,410,885 shares of common stock. The canceled options included options on 1,500,000 shares exercisable at $3.00 per share and options on 1,910,885 shares at $0.7168 per share. Mr. Coulter agreed to accept in lieu thereof options to purchase 1,500,000 shares of common stock, with an exercise price of $3.00 per share, for five years from August 22, 1999. Mr. Coulter agreed to the termination of his employment agreement. We agreed to pay Mr. Coulter a severance payment of $150,000, payable at the rate of $30,000 per month from the time of resignation, and to pay Mr. Coulter for consulting with us at the rate of $10,000 per month for a total of 36 months, commencing upon his resignation. We have entered into a general mutual release of claims with Mr. Coulter. As a result of an alleged breach of the resignation agreement by Mr. Coulter, we suspended the payment of $10,000 per month to Mr. Coulter. On February 23, 2000, we entered into a Settlement Agreement and General Release with Mr. Coulter, pursuant to which Mr. Coulter released all claims for compensation under the Resignation Agreement of March 22, 1999, and agreed to transfer certain domain names to us. In return, we agreed to pay Mr. Coulter $90,000 and to grant him piggy back registration rights with respect to shares he acquires in the exercise of his stock options.

     CFE and VCI (the "Consultant") worked together as equal joint venture partners pursuant to an exclusive Consulting Agreement entered into between the Consultant and the company, dated September 15, 1999, which was to terminate no earlier than September 15, 2002. Mr. Palmer, CEO of the company, is also the owner and President of the Consultant.

     Pursuant to the Consulting Agreement, we agreed to issue 2,500,000 shares of Series B 12% Convertible Preferred Stock to CFE for $2.00 per share, and 1,000,000 shares of Series A 12 % Convertible Preferred Stock to VCI for $2.00 per share.

     The Consulting Agreement and the issued and outstanding Series B Preferred Stock was canceled by mutual agreement of the parties in March 2000. As part of the settlement, we agreed with CFE to settle a dispute about the number of common shares issued to CFE and its clients and the amount we received in payment for those shares. CFE paid us $558,510 and we entered into a mutual release with CFE for all claims. In addition, CFE agreed to put the shares of common stock which CFE would receive upon conversion of its warrants into a voting trust if requested by NASDAQ in order to facilitate a listing on NASDAQ. Furthermore, all of the outstanding Series A Preferred Stock was converted into 550,000 shares of common stock in April 2000. The warrants issued to the former holders of Series A Preferred Stock and Series B Preferred Stock remain outstanding.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16 of the Securities Exchange Act of 1934, as amended, requires certain persons to report their holdings and transactions in eSat's equity securities to the Securities and Exchange Commission on a timely basis. To our knowledge, no beneficial owners, directors or officers holding company common stock have filed late reports.


                PROPOSED AMENDMENT OF ARTICLES OF INCORPORATION
                             (ITEM 2 ON PROXY CARD)

     The board of directors has determined that it is in the best interests of the company and its stockholders to amend the company's Articles of Incorporation to increase the number of authorized shares of the common stock of the company from 50,000,000 to 100,000,000 shares. Accordingly, the board of directors has unanimously approved the proposed Certificate of Amendment to our Articles of Incorporation, in substantially the form attached hereto as Appendix A (the "Certificate of Amendment"), and hereby solicits the approval of the Certificate of Amendment by the company's stockholders.

     If the stockholders approve the Certificate of Amendment, the board of directors currently intends to file the Certificate of Amendment with the Secretary of State of the State of Nevada promptly following such stockholder approval.

PURPOSE OF THE PROPOSED AMENDMENT

     The objectives of the increase in the authorized number of shares of common stock from 50,000,000 to 100,000,000 shares are to ensure that there is a sufficient number of authorized shares available for future issuances.

     The board of directors believes that it is prudent to increase the authorized number of shares of common stock to the proposed level in order to provide a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting future stock splits or dividends. As we continually evaluate and conduct discussions with third parties with respect to potential acquisitions or investments, the additional shares of common stock authorized may also be used to acquire or invest in complementary companies, businesses or products or to obtain the right to use complementary technologies. The probability that we will enter into any such transaction is presently uncertain.

     Adoption of the proposed Certificate of Amendment would not affect the rights of the holders of currently outstanding common stock of the company, except for effects incidental to increasing the number of shares of the company's common stock outstanding.

POSSIBLE EFFECT OF THE PROPOSED AMENDMENT

     If the stockholders approve the proposed Certificate of Amendment, the board of directors may cause the issuance of additional shares of common stock without further vote of the stockholders of the company, except as provided under Nevada corporate law or under the rules of any national securities exchange or automatic quotation system on which shares of common stock of the company are then listed. Current holders of common stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the company in order to maintain their relative ownership thereof. The issuance of additional shares of common stock would decrease the proportionate equity interest of the company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the company's current stockholders.

     In addition, the board of directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the company. Accordingly, the increase in the number of authorized shares of common stock may deter a future takeover attempt which holders of common stock may deem to be in their best interest or in which holders of common stock may be offered a premium for their shares over the market price. The board of directors is not currently aware of any attempt to take over or acquire the company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock, Series C Preferred Stock and Series D Preferred Stock, voting as a single class, will be required to approve the Certificate of Amendment. Both abstentions and broker non-votes will have the same effects as votes against this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CERTIFICATE OF AMENDMENT.


          PROPOSED AMENDMENT OF 1997 STOCK OPTION AND STOCK BONUS PLAN

                             (ITEM 3 ON PROXY CARD)

BACKGROUND


     As of July 28, 2000, 6,890,211 shares were subject to issuance upon exercise of options granted pursuant to the 1997 Stock Option and Stock Bonus Plan (the "1997 Plan"). The board of directors has approved an increase in the number of shares available under the 1997 Plan to 7,850,000 and seeks ratification of that increase. To provide for future grants, the board is proposing to establish a new plan. See Item 4 below.


DESCRIPTION OF OPTION PLAN AMENDMENTS


     The terms of the 1997 Plan are described above under "Executive Compensation -- Description of 1997 Stock Option and Stock Bonus Plan." That description is subject to the full extent of the 1997 Plan, which is available upon request.



     The proposed amendment to the 1997 Plan would increase the number of shares of common stock that may be issued under the 1997 Plan to 7,850,000. The effect of the proposed amendment is to preserve the benefits of the 1997 Plan by ensuring that employees, consultants and directors who are eligible to receive options to purchase shares of common stock pursuant to the 1997 Plan may exercise such options to purchase shares covered by the 1997 Plan.


VOTE REQUIRED

     Approval of the board of directors' action in amending the 1997 Stock Option Plan requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast represented and voting at the meeting. Broker abstentions and non-votes will have the effect of a vote against this Item 3.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 PLAN AND, UNLESS DIRECTED OTHERWISE, IT IS THE INTENTION OF THE PROXIES NAMED IN THE FORM OF PROXY THAT ACCOMPANIES THIS PROXY STATEMENT TO VOTE FOR THE APPROVAL OF SUCH ADOPTION.


                        PROPOSED 2000 STOCK OPTION PLAN
                             (ITEM 4 ON PROXY CARD)


     General. Subject to shareholder approval at this meeting, the Board of Directors has adopted the 2000 Stock Option Plan for eSat (the "2000 Plan"). The 2000 Plan gives the Board the ability to provide incentives through the issuance of restricted stock awards and stock options ("Grants"). Present and future employees of the Company and any of its Subsidiaries, outside directors, and certain independent contractors are eligible to receive Grants under the 2000 Plan, attached hereto as Appendix B.

     The Board has reserved 3,000,000 shares of common stock, plus any shares of common stock that represent awards granted that are forfeited, expire or are cancelled, for issuance under the 2000 Plan. If a Grant expires or terminates unexercised or is forfeited, or if any shares are surrendered to the Company in connection with a Grant, the shares subject to such Grant and the surrendered shares will be available for further Grants under the 2000 Plan. The number of shares subject to the 2000 Plan (and the number of shares and terms of any Grant) may be adjusted in the event of any change in the outstanding common stock of the Company by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, exchange of shares or similar transaction.

     No more than 500,000 of the authorized shares may be allocated to Grants to any individual participant during any year.


     Administration. Pursuant to the 2000 Plan, the Board is authorized to establish a committee or committees to administer the 2000 Plan. Each committee has a minimum of two members. As necessary, each committee member must meet the standards of independence necessary to be classified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and a non-employee director for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The applicable committee will have authority to determine the terms of the Grants.


     Stock Options. The 2000 Plan authorizes the grant of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code. Nonqualified Stock Options are options that do not satisfy the requirements of Section 422 of the Code. Options granted under the 2000 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from the Company at a specified exercise price per share. The applicable committee determines the period of time during which an option may be exercised, as well as any vesting schedule, except that no option may be exercised more than ten years after the date of grant. The exercise price for shares of common stock covered by an option cannot be less than 100% of the fair market value of the common stock on the date of grant for Incentive Stock Options and not less than 85% of the fair market value for Nonqualified Stock Options.

     Outside directors may only receive Nonqualified Stock Options. At the time an outside director joins the Board, such director will automatically receive an award of Nonqualified Stock Options to purchase 20,000 shares. Thereafter, after each annual meeting, other than an annual meeting which occurs within a year of such director's joining the Board, outside directors automatically receive a grant of an additional 20,000 Nonqualified Stock Options.

     Restricted Stock Awards. The 2000 Plan authorizes the making of restricted stock awards. The applicable committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions, if any. If the conditions of the award are not met, the Company may repurchase the stock at a stated price.

     Duration, Amendment and Termination. The board may suspend or terminate the 2000 Plan without shareholder approval at any time or from time to time. Unless terminated, the 2000 Plan has no fixed termination date but Incentive Stock Options may not be granted (under the 2000 Plan) more than ten years after approval by the Board of the 2000 Plan.

     The board may also amend the 2000 Plan at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to the 2000 Plan, or reduces the minimum exercise price for options unless such change is authorized by the shareholders of the company. A termination of or amendment to the 2000 Plan will not, without the consent of the applicable participants, adversely affect a participant's rights under a Grant which he or she previously received.

     Restrictions on Transfer. Except as otherwise permitted by the applicable committee and provided in the Grant, Grants may not be transferred or exercised by another person except by will or by laws of dissent and distribution.

FEDERAL INCOME TAX INFORMATION

     The following is a general summary of the current federal income tax treatment of Grants which would be authorized to be granted under the 2000 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and does not purport to be complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

     Incentive Stock Options. A participant will not recognize income on the receipt or exercise of an Incentive Stock Option. However, the difference between the exercise price and fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

     The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

     Nonqualified Stock Options. A participant generally is not required to recognize income on the grant of a Nonqualified Stock Option. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option is exercised. In general, the amount of ordinary income required to be recognized in the case of a Nonqualified Stock Option is an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price.

     Restricted Stock. Unless a participant who receives an award of Restricted Stock makes an election under Section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a participant makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest.

     Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the 2000 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an Incentive Stock Option (a "disqualifying disposition"), a participant generally will be required to recognize ordinary income upon such disposition.

     Deductibility by Company. The company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. If a participant is required to recognize income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), and restricted stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

     Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deduction for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1,000,000 for the taxable year. The 2000 Plan has been designed to allow the committee to grant Stock Options that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."

     Plan Benefits. Except for the automatic annual grants of 20,000 Nonqualified Stock Options to members of the board, the benefits that will be received in the future under the 2000 Plan by particular individuals or groups are not determinable at this time.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 PLAN.


                              INDEPENDENT AUDITORS
                             (ITEM 5 ON PROXY CARD)

     The board of directors, adopting the recommendation of the Audit Committee, has appointed the firm of Carpenter, Kuhen & Sprayberry as eSat's independent auditors to audit the accounts of the company for 2000 and recommends ratification of the appointment by the shareholders at the Annual Meeting. One or more representatives of Carpenter, Kuhen & Sprayberry are expected to be present at the meeting where they will be given the opportunity to make a statement and will be available to respond to appropriate questions. Carpenter, Kuhen & Sprayberry served as eSat's independent auditors for 1999.

     If the appointment of Carpenter, Kuhen & Sprayberry is not ratified by a majority of the votes entitled to be cast by stockholders represented at the meeting, or if, prior to the meeting, Carpenter, Kuhen & Sprayberry declines to act or otherwise becomes incapable of acting, or its engagement is otherwise discontinued by the board of directors at any time, then, in any such case, the board of directors will appoint other independent auditors whose employment will then be subject to ratification by shareholders at the annual meeting following such appointment.

SHAREHOLDER VOTE

     Ratification of the appointment of Carpenter, Kuhen & Sprayberry as independent auditors for 2000 will require the affirmative vote of a majority of the votes entitled to be cast by stockholders represented at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF CARPENTER, KUHEN & SPRAYBERRY AS INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

2000 ANNUAL MEETING

     At the date of this proxy statement, we know of no other matter to be presented for action at the meeting. However, if any other matters do properly come before the meeting, it is intended that the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholders may propose matters to be presented at shareholders' meetings and also may nominate directors. Shareholder proposals must conform to the standards set out by the Securities and Exchange Commission and must be received at eSat's principal offices on or before February 15, 2001 in order to be included in the proxy materials for presentation at eSat's annual meeting of shareholders in 2001.

                                          By order of the board of directors,

                                          Michael C. Palmer
                                          Chief Executive Officer and Secretary


August __, 2000

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                 OF ESAT, INC.
                           (AFTER ISSUANCE OF STOCK)

     We, the undersigned, Michael C. Palmer, President, and Mark S. Basile, Assistant Secretary, of eSat, Inc., do hereby certify:


     1. The Board of Directors of said corporation, pursuant to unanimous written consent on July 28, 2000, adopted a resolution to amend the Articles of Incorporation as follows:


     "Article VI, the first full paragraph thereof, is amended in its entirety to read as follows:

     "The total number of shares of capital stock which the Corporation shall have authority to issue is 110,000,000 shares, of which 100,000,000 shares shall be common stock with a par value of $.001 per share ("Common Stock"), and 10,000,000 shares shall be preferred stock with a par value of $.001 ("Preferred Stock")."

     2. The number of shares of Common Stock and Preferred Stock (as if fully converted) the corporation entitled to vote on an amendment to the Articles of Incorporation is 26,882,021.

     3. The amendment to the Articles of Incorporation has been consented to and approved by stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power.

                                          --------------------------------------

                                                    Michael C. Palmer

                                                        President

                                          --------------------------------------

                                                      Mark S. Basile

                                                   Assistant Secretary

                     CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of           California

County of

On ____________ before me,

         DATE          NAME, TITLE OF OFFICER -- E.G., "JANE DOE, NOTARY PUBLIC"


personally appeared             Michael C. Palmer and Mark S. Basile
                                      NAME(S) OF SIGNER(S)


[ ]  personally known to me -- OR --



[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument


                                          WITNESS my hand and official seal.

                                          --------------------------------------
                                          Signature of Notary

                                    OPTIONAL

     Though the data below is not required by law, it may prove valuable to persons relying on the document and prevent fraudulent reattachment of this form.



CAPACITY CLAIMED BY SIGNER                            DESCRIPTION OF ATTACHED DOCUMENT
[ ]  INDIVIDUAL                                           Certificate of Amendment
[X] CORPORATE                                   --------------------------------------------
     President and Assistant Secretary                   TITLE OR TYPE OF DOCUMENT
     ---------------------------------------
     TITLE(S)                                              2 including this page
                                                --------------------------------------------
[ ]  PARTNERS     [ ]  LIMITED                                NUMBER OF PAGES
                 [ ]  GENERAL
[ ]  ATTORNEY-IN-FACT
[ ]  TRUSTEE(S)                                               DATE OF DOCUMENT
[ ]  GUARDIAN/CONSERVATOR
[ ]  OTHER                                                          None
                                                --------------------------------------------
SIGNER IS REPRESENTING:                               SIGNER(S) OTHER THAN NAMED ABOVE
Name of Person(s) or Entity(ies)
ESAT, INC

                                                                      APPENDIX B


                                   ESAT, INC.

                             2000 STOCK OPTION PLAN

SECTION 1. Purpose

     The purpose of the eSat, Inc. Stock Option Plan (the "Plan") is to enhance the long-term stockholder value of eSat, Inc., a Delaware corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

SECTION 2. Definitions

     For purposes of the Plan, the following terms shall be defined as set forth below:

  2.1 Board

     "Board" means the Board of Directors of the Company.

  2.2 Cause

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

  2.3 Code

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  2.4 Common Stock

     "Common Stock" means the common stock, par value $0.001 per share, of the Company.

  2.5 Corporate Transaction

     "Corporate Transaction" means any of the following events:

          (a) Consummation of any merger or consolidation of the Company in which (i) the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger) and (ii) the Optionee's employment is terminated without cause within one year of the consummation of such merger or consolidation;

          (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in Section 9.3) of the Company in which the Optionee's employment is terminated without cause within one year of the consummation of such sale, lease, exchange or other transfer; or

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

     Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

  2.6 Disability

     "Disability" means "disability" as that term is defined for purposes of
Section 22(e)(3) of the Code.

  2.7 Early Retirement

     "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

  2.8 Employee

     "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 5.

  2.9 Exchange Act

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.10 Fair Market Value

     "Fair Market Value" shall mean the market price of Stock, determined by the Plan Administrator as follows:

          (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite transactions report;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market;

          (iii) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Plan Administrator in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Plan Administrator shall be conclusive and binding on all persons.

  2.11 Grant Date

     "Grant Date" means the date the Plan Administrator adopted the granting resolution. If, however, the Plan Administrator designates in a resolution a later date as the date an Option is to be granted, then such later date shall be the "Grant Date."

  2.12 Incentive Stock Option

     "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 8 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

  2.13 Nonqualified Stock Option

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 8 other than an Incentive Stock Option.

  2.14 Option

     "Option" means the right to purchase Common Stock granted under Section 8.

  2.15 Optionee

     "Optionee" means (i) the person to whom an Option is granted; (ii) for an Optionee who has died, the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (iii) person(s) to whom an Option has been transferred in accordance with Section 10.

  2.16 Outside Director

     "Outside Director" shall mean a member of the Board of Directors who is not a common law employee of the Company or of a Subsidiary.

  2.17 Plan Administrator

     "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

  2.18 Retirement

     "Retirement" means retirement as of the individual's normal retirement date as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

  2.19 Securities Act

     "Securities Act" means the Securities Act of 1933, as amended.

  2.20 Subsidiary

     "Subsidiary," except as provided in Section 9.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

SECTION 3. Administration

  3.1 Plan Administrator

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

  3.2 Administration and Interpretation By the Plan Administrator

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4. Stock Subject to the Plan

  4.1 Authorized Number of Shares


     Subject to adjustment from time to time as provided in Section 11.1, a maximum of 3,000,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.


  4.2 Limitations


     Subject to adjustment from time to time as provided in Section 11.1, not more than 300,000 shares of Common Stock may be made subject to Options under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 500,000 shares to newly hired individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.


  4.3 Reuse of Shares

     Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option to the extent it is exercised for shares) and/or shares of Common Stock subject to repurchase which are subsequently repurchased by the Company, shall again be available for issuance in connection with future grants of Options under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. Eligibility

     (a) General Rules. Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Plan Administrator. In addition, only Employees who are common law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

     (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (i) Outside Directors shall receive no grants other than the Nonstatutory Options described in this subsection (b).

          (ii) Each Outside Director who first becomes a member of the Board of Directors after the effective date of the Company's registration statement under the Exchange Act shall receive a one-time grant of a Nonstatutory Option covering 2,000 Shares (subject to adjustment under Article 9). Such Nonstatutory

     Option shall be granted on the date when such Outside Director first joins the Board of Directors and shall become exercisable ratably over a four year period.

          (iii) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option covering 2,000 Shares (subject to adjustment under Section 11), except that such Nonstatutory Option shall not be granted in the calendar year in which the same Outside Director received the Nonstatutory Option described in (ii) above. Nonstatutory Options granted under this Paragraph
     (iii) shall become exercisable in full on the first anniversary of the date of grant.

          (iv) All Nonstatutory Options granted to an Outside Director under this subsection (b) shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, total and permanent disability or voluntary retirement at or after age 65.

          (v) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this subsection (b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described elsewhere herein.

          (vi) All Nonstatutory Options granted to an Outside Director under this subsection (b) shall terminate on the earliest of (A) the tenth anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (C) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

          The Plan Administrator may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

     (c) Ten Percent Stockholders. An Employee who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

SECTION 6. Restricted Stock

  6.1 Grants

     In lieu of, or in addition to, Options, the Board may grant awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Optionee of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Optionee in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "RESTRICTED STOCK AWARD").

  6.2 Terms and Conditions

     The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Optionee and, unless otherwise determined by the Board, deposited by the Optionee, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Optionee or, if the Optionee has died, to the beneficiary designated by a Optionee, in a manner determined by the Board, to receive amounts due or exercise rights of the Optionee in the event of the Optionee's death (the "DESIGNATED BENEFICIARY"). In the absence of an effective designation by a Optionee, Designated

Beneficiary shall mean the Optionee's estate. Restricted Stock Awards shall be subject to the terms of this Plan, with the exception of Sections 8 and 9, in which case "Option" shall be read as "Restricted Stock Award."

SECTION 7. Awards

  7.1 Form and Grant of Options

     Except as otherwise provided herein, the Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of awards to be made under the Plan. Such awards may consist of Incentive Stock Options and/or Nonqualified Stock Options. Options may be granted singly or in combination.

  7.2 Acquired Company Option Awards

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Option is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Optionees.

SECTION 8. Terms and Conditions of Options

  8.1 Grant of Options

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

  8.2 Option Exercise Price

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options, and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.

  8.3 Term of Options

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

  8.4 Exercise and Vesting of Options

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be immediately exercisable. Otherwise the shares subject to the Option will vest according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

PERIOD OF OPTIONEE'S                   PERCENT OF
CONTINUOUS EMPLOYMENT OR               TOTAL OPTION FROM
SERVICE WITH THE COMPANY               THE GRANT DATE
OR ITS SUBSIDIARIES                    THAT IS VESTED
------------------------               -----------------
After 1 year                           25%
After 2 years                          An additional 25%
Each 3 years                           An additional 25%
After 4 years                          100%

Any unvested shares acquired upon exercise of an Option shall be subject to repurchase by the Company upon termination of the Optionee's employment or services in accordance with the provisions of Section 14.1.

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 8.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the Option).

  8.5 Payment of Exercise Price

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 8.5, by (y) a promissory note delivered pursuant to Section 13 or (z) such other consideration as the Plan Administrator may permit.

  8.6 Post-Termination Exercises

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if an Optionee ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

     In case of termination of the Optionee's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within one year if the termination of the Optionee's employment or services is coincident with Retirement, Early Retirement at the Company's request or Disability or (b) within three months after the date the Optionee ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Optionee's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Optionee's death may be exercised, to the extent of the number of shares vested at the date of the Optionee's death, by the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Optionee's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Optionee's employment or services for Cause, the Option shall automatically terminate upon first notification to the Optionee of such termination, unless the Plan Administrator determines otherwise. If an Optionee's employment or services with the Company are suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the period of investigation.

     With respect to employees, unless the Plan Administrator at any time determines otherwise, "termination of the Optionee's employment or services" for purposes of the Plan (including without limitation this Section 8 and Section
14) shall mean any reduction in the Optionee's regular hours of employment to less than 30 hours per week. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 9. Incentive Stock Option Limitations

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

  9.1 Dollar Limitation

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

  9.2 10% Stockholders

     If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with
Section 422 of the Code.

  9.3 Eligible Employees

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 9.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

  9.4 Term

     The term of an Incentive Stock Option shall not exceed 10 years.

  9.5 Exercisability

     To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are guaranteed by statute or contract.

     For purposes of this Section 9.5, "total disability" shall mean a mental or physical impairment of the Optionee that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Optionee to be unable, in the opinion of the Company, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of total disability to the Plan Administrator.

  9.6 Taxation of Incentive Stock Options

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

  9.7 Promissory Notes

     The amount of any promissory note delivered pursuant to Section 13 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 10. Assignability

     No Option granted under the Plan may be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, such Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below).

     Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the Option after the Optionee's death; provided, however, that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option.

SECTION 11. Adjustments

  11.1 Adjustment of Shares

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and kind of securities that may be made subject to Options to any individual as set forth in Section 4.2, and (iii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

  11.2 Corporate Transaction

     Except as otherwise provided in the instrument that evidences the Option, in the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Optionee, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and the provisions of such assumption or substitution, and any adjustments made
(i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Optionees. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Optionees. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable, except that such acceleration will not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Options shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

  11.3 Further Adjustment of Options

     Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees. The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

     If, in connection with a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, a tax under Section 4999 of the Code would be imposed on the Optionee (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Optionee (the Awards not becoming so accelerated, realizable or vested, the "PARACHUTE AWARDS"); PROVIDED, HOWEVER, that if the "AGGREGATE PRESENT VALUE" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Optionee under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "AGGREGATE PRESENT VALUE" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this section shall be made by the Company.

  11.4 Limitations

     The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 12. Withholding

     The Company may require the Optionee to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any Option. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Optionee to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock, or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also deduct from any Option any other amounts due from the Optionee to the Company or a Subsidiary.

SECTION 13. Loans, Installment Payments and Loan Guarantees

     To assist an Optionee (including an Optionee who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (a) the extension of a loan to the Optionee by the Company, (b) the payment by the Optionee of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the Optionee from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion.

     Loans, installment payments and loan guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

SECTION 14. Repurchase Rights; Escrow

  14.1 Repurchase Rights

     The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all shares of Common Stock issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing such right.

     All of the Company's outstanding repurchase rights under this Section 14.1 are assignable by the Company at any time and shall remain in full force and effect in the event of a Corporate Transaction; provided that if the vesting of Options is accelerated pursuant to Section 11.2, the repurchase rights under this Section 14.1 shall terminate and all shares subject to such terminated rights shall immediately vest in full. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.

  14.2 Escrow

     To ensure that shares of Common Stock acquired upon exercise of an Option that are subject to any repurchase right, stockholders agreement and/or security for any promissory note will be available for repurchase, the Plan Administrator may require the Optionee to deposit the certificate or certificates evidencing such shares with an agent designated by the Plan Administrator under the terms and conditions of escrow and security agreements approved by the Plan Administrator. If the Plan Administrator does not require such deposit as a condition of exercise of an Option, the Plan Administrator reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

     As soon as practicable after the expiration of any repurchase rights or stockholders agreement, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Optionee the shares no longer subject to such restrictions and no longer security for any promissory note.

     In the event shares held in escrow are subject to the Company's exercise of a repurchase option or stockholders agreement, the notices required to be given to the Optionee shall be given to the agent and any payment required to be given to the Optionee shall be given to the agent. Within 30 days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of ownership of shares acquired upon exercise of an Option shall be subject to any repurchase rights, stockholders agreement, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase rights, stockholders agreement and/or security interest immediately before such event.

SECTION 15. Market Standoff

     In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Option granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect only if and to the extent and for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors; provided, however, that in no event shall the weighted average number of days in such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering.

     In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 15, to the same extent the purchased shares are at such time covered by such provisions.

     In order to enforce the limitations of this Section 15, the Company may impose stop-transfer instructions with respect to the purchased shares and any new, substituted or additional securities distributed with respect to the purchased shares until the end of the applicable standoff period.

SECTION 16. Amendment and Termination of Plan

  16.1 Amendment of Plan

     The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

  16.2 Termination of Plan

     The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

  16.3 Consent of Optionee

     The amendment or termination of the Plan shall not, without the consent of the Optionee, impair or diminish any rights or obligations under any Option theretofore granted under the Plan.

     Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 17. General

  17.1 Option Agreements

     Options granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

  17.2 Continued Employment or Services; Rights in Options

     None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of any person.

  17.3 Registration

     The Company shall be under no obligation to any Optionee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Optionee's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws.

  17.4 No Rights as a Stockholder

     No Option shall entitle the Optionee to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

  17.5 Compliance With Laws and Regulations

     Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Optionees. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

  17.6 No Trust or Fund

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.

  17.7 Severability

     If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

SECTION 18. Effective Date

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption.


     Adopted by the Board on July 28, 2000 and approved by the Company's stockholders on __________.

PROXY

                                   eSAT, INC.

                 PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF eSAT, INC.


The undersigned stockholder of eSat, Inc., a Nevada corporation (the "Company"), hereby appoints Michael C. Palmer and Chester L. Noblett, Jr. as the undersigned's proxies, each with full power of substitution to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on September 1, 2000, at 2 o'clock p.m., Pacific Time, at the Sheraton Universal Hotel, 333 Universal Terrace Parkway, Universal City, California 91608, and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of voting stock of the Company that the undersigned would be entitled to vote.


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



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
                                                                PLEASE MARK
                                                                YOUR VOTES AS
                                                                INDICATED IN [X]
                                                                THIS EXAMPLE.

Item 1. Election of Directors
        (INSTRUCTION: TO WITHHOLD AUTHORITY TO
        VOTE FOR A SPECIFIC NOMINEE, DRAW A LINE
        THROUGH THAT NOMINEE'S NAME BELOW.)

                   WITHHOLD
    FOR            AUTHORITY           WITHHOLD
all nominees    to vote for all        AUTHORITY
listed below    of the nominees       to vote for
  nominees       listed below      specific nominees

    [ ]              [ ]                  [ ]

Nominees: Michael C. Palmer        Edward Raymund
          Chester L. Noblett, Jr.  Esther Rodriguez
          Salvator Piraino         James E. Fuchs

Item 2. Approval of amendment to the Company's articles of incorporation to increase the number of shares of authorized Common Stock to 100,000,000 shares.

FOR       AGAINST   ABSTAIN
[ ]         [ ]       [ ]

Item 3. Approval of amendment to the Company's 1997 Stock Plan to increase the number of shares reserved for issuance under the 1997 Plan to 7,850,000 shares.

FOR       AGAINST   ABSTAIN
[ ]         [ ]       [ ]

Item 4. Approval of the Company's 2000 Stock Plan and the Reservation of 3,000,000 shares of Common Stock for issuance pursuant to the 2000 Plan.

FOR       AGAINST   ABSTAIN
[ ]         [ ]       [ ]

Item 5. Ratification of selection of Carpenter, Kuhen & Sprayberry as the independent accountants of the Company for the fiscal year ending December 31, 2000.

FOR       AGAINST   ABSTAIN
[ ]         [ ]       [ ]

Management recommends a vote FOR all items.

The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Annual Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their respective best judgment.

The proxies present at the Annual Meeting, either in person or by substitute (or if only one shall be present and act, then that one), shall vote the shares represented by this proxy in the manner indicated by the shareholder. IF NO INSTRUMENTS TO THE CONTRARY ARE INDICATED ON THIS PROXY, IT WILL BE VOTED FOR ITEMS 1 THROUGH 5 SHOWN ABOVE.


Signature(s)                                                Dated:        , 2000
            ------------------------------------------------     -----------
IMPORTANT: In signing this proxy, sign your name or names on the signature line in the same way as printed on this proxy. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN. PLEASE DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.
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